SECURITIES AND EXCHANGE COMMISSION

                                           Washington, D.C. 20549

                                                  FORM 8-K
                                               CURRENT REPORT

                                     Pursuant to Section 13 or 15(d) of
                                     the Securities Exchange Act of 1934

                                      Date of Report: October 22, 1997

                                                PACIFIC BELL

                                          A California Corporation

                                         Commission File No. 1-1414

                                        IRS Employer No. 94-0745535

                     140 New Montgomery Street, San Francisco, California 94105

                                      Telephone Number (415) 542-9000

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Item 5.  Other Events

Today Pacific Bell released the following information:
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Supplemental Financial Data

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Pacific Bell Telephone Company (PacBell Consolidated)
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
Dollars in millions                                         Three Months Ended                    Nine Months Ended
                                                    -----------------------------------   -----------------------------------
Unaudited                                                    9/30/97           9/30/96              9/30/97          9/30/96
---------------------------------------------------------------------------------------   -----------------------------------
Operating Revenues
  Local service                                             $  1,153          $  1,006             $  3,261         $  2,962

  Network access - Interstate                                    455               448                1,254            1,338

  Network access - Intrastate                                    194               176                  596              539

  Long-distance service                                          302               324                  900              953

  Directory advertising                                          218               204                  834              780

  Other                                                          159               157                  479              434
---------------------------------------------------------------------------------------   -----------------------------------
    Total Operating Revenues                                   2,481             2,315                7,324            7,006
---------------------------------------------------------------------------------------   -----------------------------------
  Cash Operating Expenses                                      1,587             1,326                5,490            3,875
---------------------------------------------------------------------------------------   -----------------------------------
EBITDA *                                                         894               989                1,834            3,131
---------------------------------------------------------------------------------------   -----------------------------------
  Depreciation and amortization                                  471               459                1,557            1,367
---------------------------------------------------------------------------------------   -----------------------------------
    Total Operating Expenses                                   2,058             1,785                7,047            5,242
---------------------------------------------------------------------------------------   -----------------------------------
Operating Income                                                 423               530                  277            1,764
--------------------------------------------------------------------------------------   -----------------------------------
Income (Loss) Before Cumulative Effect
  of Accounting Changes                                          195               262                 (79)              884
=======================================================================================   ===================================

Analytical and Operating Information
Interstate Minutes of Use (000,000)                            9,133             9,112               28,653           25,961
Intrastate Minutes of Use (000,000)                            8,396             6,907               23,021           21,346
Capital Expenditures                                          $  518            $  540            $   1,687        $   1,597
Access Lines Served (000)                                                                            16,594           16,018
  Residence                                                                                          10,326            9,979
  Business                                                                                            6,052            5,829
  Other                                                                                                 216              210
Total Assets                                                                                       $ 15,770         $ 14,236
Total Debt                                                                                         $  6,559         $  5,902
Shareowner's Equity                                                                                $  3,442         $  3,448
---------------------------------------------------------------------------------------   -----------------------------------
* EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization

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                                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Pacific Bell




October   22, 1997                   /s/ Michael F.G. Ashby

                                      Michael F. G. Ashby
                                      Vice President and Chief Financial Officer